UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 9, 2007

Commission File Number 0-06136

CORUS BANKSHARES, INC.
(Exact name of registrant as specified in its charter)

Minnesota	41-0823592
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

3959 N. Lincoln Ave., Chicago, Illinois	60613
(Address of principal executive offices)	(Zip Code)

(773) 832-3088
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CORUS BANKSHARES, INC.

ITEM 5.02:	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 9, 2007, the Compensation Committee (the “Committee”) of the Board of Directors of Corus approved both the Form of Restricted Stock Agreement and the Form of Performance Restricted Stock Agreement.  The Form of Performance Restricted Stock Agreement relates to awards that the company intends to grant under the Equity Award and Incentive Plan, which is subject to the approval of shareholders, as presented in Proposal Three to the Company’s Definitive Proxy Statement filed March 12, 2007 with the Securities and Exchange Commission.  The agreements are attached as exhibits 10.1 and 10.2.

Exhibit 10.1 and 10.2 are incorporated herein by reference.

ITEM 9.01:	Financial Statements and Exhibits

(d)     Exhibits

Exhibit No.	Description

10.1	Form of Restricted Stock Agreement.

10.2	Form of Performance Restricted Stock Agreement (as approved by the Compensation Committee, subject to shareholder approval)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORUS BANKSHARES, INC.
(Registrant)

March 15, 2007	By:	/s/ Michael E. Dulberg

Michael E. Dulberg
Senior Vice President and Chief Accounting Officer
(Principal Accounting Officer and duly authorized Officer of Registrant)